                                                                     Exhibit 4.1

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FLA
                               1-800-flowers.com

                            1-800-FLOWERS.COM, INC.

                              CLASS A COMMON STOCK

INCORPORATED UNDER THE LAWS                                   CUSIP 68243Q 10 6
 OF THE STATE OF DELAWARE
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

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THIS CERTIFIES THAT


Is the owner of
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       FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR
                            VALUE $0.01 PER SHARE, OF

                            1-800-FLOWERS.COM, INC.
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                                CERTIFIED STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]

SENIOR VICE PRESIDENT AND SECRETARY         CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            1-800-FLOWERS.COM, Inc.
                                   CORPORATE
                                      SEAL
                                      1992
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:

                     ChaseMellon Shareholder Service, L.L.C.

                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

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        AMERICAN BANK NOTE COMPANY                     PRODUCTION COORDINATOR:
                                                    MARY TARTAGLIA: 215-830-2154
           680 BLAIR MILL ROAD                         PROOF OF JUNE 22, 1999
            HORSHAM, PA 19044                         1-800-FLOWERS.com, inc.
              (215)657-3480                                H 62256face 1
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      SALES: L.TOGLIA: 212-593-5700                      OPERATOR: hj/JW/JW
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/NET/BANKNOTE/HOME 12/Flowers 1-800 62256                     Rev. 3.
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

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian ___________
                      (Cust)               (Minor)
                    under Uniform Gifts to Minors
                    Act______________________
                              (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

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                                           NOTICE: THE SIGNATURE TO THIS
                                                   ASSIGNMENT MUST CORRESPOND
                                                   WITH THE NAME AS WRITTEN
                                                   UPON THE FACE OF THE
                                                   CERTIFICATE IN EVERY
                                                   PARTICULAR WITHOUT
                                                   ALTERATION OR ENLARGEMENT OR
                                                   ANY CHANGE WHATSOEVER AND
                                                   MUST BE GUARANTEED BY AN
                                                   ELIGIBLE INSTITUTION (AS
                                                   DEFINED IN RULE 1741-15
                                                   UNDER THE SECURITIES
                                                   EXCHANGE ACT OF 1934) WHICH
                                                   MAY INCLUDE A COMMERCIAL BANK
                                                   TRUST COMPANY OR SAVINGS
                                                   ASSOCIATION CREDIT UNION
                                                   OF THE AMERICAN STOCK
                                                   EXCHANGE, NEW YORK STOCK
                                                   EXCHANGE, PACIFIC STOCK
                                                   EXCHANGE OR MIDWEST STOCK
                                                   EXCHANGE

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       AMERICAN BANK NOTE COMPANY                     PRODUCTION COORDINATOR:
                                                    MARY TARTAGLIA: 215-830-2154
          680 BLAIR MILL ROAD                          PROOF OF JUNE 16, 1999
           HORSHAM, PA 19044                           1-800-FLOWERS.com inc.
             (215) 657-3480                                  H 62256BK
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      SALES: L.TOGLIA:212-593-5700                           OPERATOR:
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/NET/BANKNOTE/HOME 12/Flowers 1-800-62256                       NEW
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